Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
December 31, 2013
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 and years ended December 31, 2013 and 2012	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration	5

Assets Under Management	6

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - quarters ended December 31, 2013, September 30, 2013 and December 31, 2012	7

Reconciliations of Operating-Basis Financial Information - years ended December 31, 2013 and 2012	10

Capital

Regulatory Capital - December 31, 2013, September 30, 2013 and December 31, 2012	13

Capital Reconciliations - December 31, 2013, September 30, 2013 and December 31, 2012	14

Basel III Capital Reconciliations - December 31, 2013, September 30, 2013 and December 31, 2012	15

This financial information should be read in conjunction with State Street's earnings news release dated January 24, 2014.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	December 31, 2013	September 30, 2013	December 31, 2012	Q4 2013 vs. Q3 2013	Q4 2013 vs. Q4 2012
Revenue:
Fee revenue	$1,879	$1,883	$1,806	—%	4%
Net interest revenue(1)	585	546	622	7	(6)
Net gains from sales of investment securities	3	6	26
Net losses from other-than-temporary impairment	(3)	(10)	(5)
Total revenue	2,464	2,425	2,449	2	1
Provision for loan losses	6	—	(2)
Total expenses	1,846	1,722	1,864	7	(1)
Income before income tax expense	612	703	587	(13)	4
Income tax expense(2)	59	163	117
Net income	553	540	470	2	18
Net income available to common shareholders	545	531	468
Diluted earnings per common share	1.22	1.17	1.00	4	22
Average diluted common shares outstanding (in thousands)	445,225	452,154	467,466
Cash dividends declared per common share	$.26	$.26	$.24
Closing price per share of common stock (at quarter-end)	73.39	65.75	47.01
Ratios:
Return on average common equity	10.9%	10.8%	9.3%
Pre-tax operating margin	24.8	29.0	24.0
Net interest margin, fully taxable-equivalent basis	1.36	1.33	1.48
Tier 1 risk-based capital	17.3	17.3	19.1
Total risk-based capital	19.7	19.8	20.6
Tier 1 leverage	6.9	7.2	7.1
Tier 1 common to risk-weighted assets(3)	15.5	15.5	17.1
Tangible common equity to tangible assets(3)	6.6	6.8	7.2
At quarter-end:
Assets under custody and administration(4) (in trillions)	$27.43	$26.03	$24.37
Assets under management (in trillions)	2.35	2.24	2.09

(1) Included discount accretion related to former conduit securities of $31 million, $28 million and $52 million for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, respectively.
(2) Quarter ended December 31, 2013 included an out-of-period income tax benefit of $71 million to adjust deferred taxes. Excluding this benefit, income tax expense for the quarter ended December 31, 2013 was $130 million.
(3) Ratios are non-GAAP financial measures. Refer to accompanying reconciliations for additional information.
(4) Included assets under custody of $20.41 trillion, $19.21 trillion and $17.81 trillion, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2013	December 31, 2012	2013 vs. 2012
Revenue:
Fee revenue	$7,590	$7,088	7%
Net interest revenue(1)	2,303	2,538	(9)
Net gains from sales of investment securities(2)	14	55
Net losses from other-than-temporary impairment	(23)	(32)
Total revenue	9,884	9,649	2
Provision for loan losses	6	(3)
Total expenses	7,192	6,886	4
Income before income tax expense	2,686	2,766	(3)
Income tax expense(3)	550	705
Net income	2,136	2,061	4
Net income available to common shareholders	2,102	2,019	4
Diluted earnings per common share	4.62	4.20	10
Average diluted common shares outstanding (in thousands)	455,155	481,129
Cash dividends declared per common share	$1.04	$.96
Return on average common equity	10.5%	10.3%
Pre-tax operating margin	27.2	28.7
Net interest margin, fully taxable-equivalent basis	1.37	1.59

(1) Included discount accretion related to former conduit securities of $137 million and $215 million for the year-ended December 31, 2013 and December 31, 2012, respectively.
(2) Year ended December 31, 2012 included a loss from the sale of Greek investment securities of $46 million.
(3) Year ended December 31, 2013 included an out-of-period income tax benefit of $71 million to adjust deferred taxes. Excluding this benefit, income tax expense for the year ended December 31, 2013 was $621 million.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS
Quarters Ended December 31, 2013, September 30, 2013 and December 31, 2012 and Years Ended December 31, 2013 and 2012

	Quarters ended					Years Ended
(Dollars in millions, except per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012	Q4 2013 vs. Q3 2013	Q4 2013 vs. Q4 2012	December 31, 2013	December 31, 2012	% Change
Fee revenue:
Servicing fees	$1,232	$1,211	$1,150	2%	7%	$4,819	$4,414	9%
Management fees	290	276	260	5	12	1,106	993	11
Trading services:
Foreign exchange trading	125	147	118	(15)	6	589	511	15
Brokerage and other fees	103	109	125	(6)	(18)	472	499	(5)
Total trading services	228	256	243	(11)	(6)	1,061	1,010	5
Securities finance	76	74	74	3	3	359	405	(11)
Processing fees and other	53	66	79	(20)	(33)	245	266	(8)
Total fee revenue	1,879	1,883	1,806	—	4	7,590	7,088	7
Net interest revenue:
Interest revenue	684	643	733	6	(7)	2,714	3,014	(10)
Interest expense	99	97	111	2	(11)	411	476	(14)
Net interest revenue	585	546	622	7	(6)	2,303	2,538	(9)
Gains (losses) related to investment securities, net:
Net gains from sales of investment securities	3	6	26			14	55
Losses from other-than-temporary impairment	(3)	(8)	(3)			(11)	(53)
Losses reclassified (from) to other comprehensive income	—	(2)	(2)			(12)	21
Gains (losses) related to investment securities, net	—	(4)	21			(9)	23
Total revenue	2,464	2,425	2,449	2	1	9,884	9,649	2
Provision for loan losses	6	—	(2)			6	(3)
Expenses:
Compensation and employee benefits	945	903	915	5	3	3,800	3,837	(1)
Information systems and communications	228	235	234	(3)	(3)	935	844	11
Transaction processing services	182	185	179	(2)	2	733	702	4
Occupancy	124	113	121	10	2	467	470	(1)
Claims resolution	—	—	—			—	(362)
Acquisition and restructuring costs	30	30	139	—	(78)	104	225	(54)
Other	337	256	276	32	22	1,153	1,170	(1)
Total expenses	1,846	1,722	1,864	7	(1)	7,192	6,886	4
Income before income tax expense	612	703	587	(13)	4	2,686	2,766	(3)
Income tax expense	59	163	117			550	705
Net income	$553	$540	$470	2	18	$2,136	$2,061	4
Adjustments to net income:
Dividends on preferred stock	$(6)	$(7)	$—			$(26)	$(29)
Earnings allocated to participating securities	(2)	(2)	(2)			(8)	(13)
Net income available to common shareholders	$545	$531	$468			$2,102	$2,019
Earnings per common share:
Basic	$1.25	$1.20	$1.02	4	23	$4.71	$4.25	11
Diluted	1.22	1.17	1.00	4	22	4.62	4.20	10
Average common shares outstanding (in thousands):
Basic	435,871	442,860	459,339			446,245	474,458
Diluted	445,225	452,154	467,466			455,155	481,129

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

As of December 31,	2013	2012
(Dollars in millions, except per share amounts)
Assets
Cash and due from banks	$3,220	$2,590
Interest-bearing deposits with banks	64,257	50,763
Securities purchased under resale agreements	6,230	5,016
Trading account assets	843	637
Investment securities available for sale	99,174	109,682
Investment securities held to maturity (fair value of $17,560 and $11,661)	17,740	11,379
Loans and leases (less allowance for losses of $28 and $22)	13,458	12,285
Premises and equipment (net of accumulated depreciation of $4,417 and $4,037)	1,860	1,728
Accrued interest and fees receivable	2,123	1,970
Goodwill	6,036	5,977
Other intangible assets	2,360	2,539
Other assets	25,990	18,016
Total assets	$243,291	$222,582
Liabilities
Deposits:
Noninterest-bearing	$65,614	$44,445
Interest-bearing -- U.S.	13,392	19,201
Interest-bearing -- Non-U.S.	103,262	100,535
Total deposits	182,268	164,181
Securities sold under repurchase agreements	7,953	8,006
Federal funds purchased	19	399
Other short-term borrowings	3,780	4,502
Accrued expenses and other liabilities	19,194	17,196
Long-term debt	9,699	7,429
Total liabilities	222,913	201,713
Shareholders' Equity
Preferred stock, Series C, no par: 3,500,000 shares authorized; 5,000 shares issued and outstanding	491	489
Common stock, $1 par: 750,000,000 shares authorized; 503,882,841 and 503,900,268 shares issued	504	504
Surplus	9,776	9,667
Retained earnings	13,395	11,751
Accumulated other comprehensive gain (loss)	(95)	360
Treasury stock, at cost (69,754,255 and 45,238,208 shares)	(3,693)	(1,902)
Total shareholders' equity	20,378	20,869
Total liabilities and shareholders' equity	$243,291	$222,582

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION

	As of
(In billions)	December 31, 2013	September 30, 2013	December 31, 2012
Assets Under Custody and Administration
By Product Classification:
Mutual Funds	$6,811	$6,524	$5,852
Collective Funds	6,428	6,013	5,363
Pension Products	5,851	5,446	5,339
Insurance and Other Products	8,337	8,050	7,817
Total Assets Under Custody and Administration	$27,427	$26,033	$24,371
By Geographic Location:(1)
North America	$20,764	$19,737	$18,463
Europe, Middle East & Africa	5,511	5,219	4,801
Asia Pacific	1,152	1,077	1,107
Total Assets Under Custody and Administration	$27,427	$26,033	$24,371
Assets Under Custody(2)
By Product Classification:
Mutual Funds	$6,505	$6,229	$5,662
Collective Funds	4,903	4,531	4,045
Pension Products	4,756	4,385	4,054
Insurance and Other Products	4,247	4,061	4,045
Total Assets Under Custody	$20,411	$19,206	$17,806
By Geographic Location:(1)
North America	$15,890	$15,029	$13,809
Europe, Middle East & Africa	3,620	3,341	3,133
Asia Pacific	901	836	864
Total Assets Under Custody	$20,411	$19,206	$17,806

(1) Geographic mix is based on the location at which the assets are serviced.
(2) Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER MANAGEMENT(1)

(In billions)	As of
Assets Under Management	December 31, 2013	September 30, 2013	December 31, 2012
By Asset Class and Investment Approach:
Equity:	$1,376	$1,269	$1,092
Active	42	41	45
Passive	1,334	1,228	1,047
Fixed-Income:	$327	$331	$342
Active	16	17	17
Passive	311	314	325
Cash(2)	$385	$386	$369
Multi-Asset-Class Solutions:	$133	$128	$117
Active	23	23	23
Passive	110	105	94
Alternative Investments:(3)	$124	$127	$166
Active	14	14	18
Passive	110	113	148
Total Assets Under Management	$2,345	$2,241	$2,086

(1)As of December 31, 2013, presentation changed to align with reporting of core businesses. Amounts previously reported have been adjusted for comparative purposes.
(2)Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3)Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.

Exchange-Traded Funds(4)
By Asset Class:
Alternative Investments	$39	$46	$79
Cash	1	2	1
Equity	325	280	227
Fixed-Income	34	32	30
Total Exchange-Traded Funds	$399	$360	$337

(4)Exchange-traded funds are a component of assets under management presented above.

Assets Under Management
By Geographic Location:(5)
North America	$1,456	$1,388	$1,288
Europe, Middle East & Africa	560	537	480
Asia Pacific	329	316	318
Total Assets Under Management	$2,345	$2,241	$2,086

(5)Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     This earnings release addendum presents financial information prepared on a GAAP as well as on an operating basis, and accordingly provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012	Q4 2013 vs. Q3 2013		Q4 2013 vs. Q4 2012
Total Revenue:
Total revenue, GAAP basis	$2,464	$2,425	$2,449	1.6%		0.6%
Adjustment to net interest revenue (see below)	42	35	30
Adjustment to processing fees and other revenue (see below)	53	37	36
Adjustment to net interest revenue (see below)	(31)	(28)	(52)
Total revenue, operating basis(1) (2)	$2,528	$2,469	$2,463	2.39		2.64

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$53	$66	$79	(20)		(33)
Tax-equivalent adjustment associated with tax-advantaged investments	53	37	36
Total processing fees and other revenue, operating basis	$106	$103	$115	3		(8)

Fee Revenue:
Total fee revenue, GAAP basis	$1,879	$1,883	$1,806	—		4
Tax-equivalent adjustment associated with tax-advantaged investments	53	37	36
Total fee revenue, operating basis	$1,932	$1,920	$1,842	1		5

Net Interest Revenue:
Net interest revenue, GAAP basis	$585	$546	$622	7		(6)
Tax-equivalent adjustment associated with tax-exempt investment securities	42	35	30
Discount accretion related to former conduit securities	(31)	(28)	(52)
Net interest revenue, operating basis	$596	$553	$600	8		(1)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis(3)	1.36%	1.33%	1.48%	3	bps	(12)	bps
Effect of discount accretion	(0.06)	(0.06)	(0.12)
Net interest margin, operating basis	1.30%	1.27%	1.36%	3		(6)

Expenses:
Total expenses, GAAP basis	$1,846	$1,722	$1,864	7.2%		(1.0)%
Severance costs associated with reorganization of certain non-U.S. operations	(11)	—	—
Provisions for litigation exposure and other costs	(45)	(5)	(11)
Acquisition costs	(24)	(18)	(25)
Restructuring charges, net	(6)	(12)	(154)
Indemnification benefit for the assumption of an income tax liability related to a 2010 acquisition	—	—	40
Total expenses, operating basis(1) (2)	$1,760	$1,687	$1,714	4.33		2.68
(1) For the quarters ended December 31, 2013 and September 30, 2013, negative operating leverage in the quarter-over-quarter comparison was approximately 194 basis points, based on an increase in total operating-basis revenue of 2.39% and an increase in total operating-basis expenses of 4.33%.
(2) For the quarters ended December 31, 2013 and December 31, 2012, negative operating leverage in the year-over-year comparison was approximately 4 basis points, based on an increase in total operating-basis revenue of 2.64% and an increase in total operating-basis expenses of 2.68%.
(3) For the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $627 million, $581 million and $652 million, respectively (GAAP-basis net interest revenue of $585 million, $546 million, and $622 million plus tax-equivalent adjustments of $42 million, $35 million and $30 million, respectively), on an annualized basis as a percentage of average total interest-earning assets for the periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012	Q4 2013 vs. Q3 2013	Q4 2013 vs. Q4 2012
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$945	$903	$915	5%	3%
Severance costs associated with reorganization of certain non-U.S. operations	(11)	—	—
Total compensation and employee benefits expenses, operating basis	$934	$903	$915	3	2

Other Expenses:
Total other expenses, GAAP basis	$337	$256	$276	32	22
Provisions for litigation exposure and other costs	(45)	(5)	(11)
Total other expenses, operating basis	$292	$251	$265	16	10

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$612	$703	$587	(13)	4
Net pre-tax effect of non-operating adjustments to revenue and expenses	150	79	164
Income before income tax expense, operating basis	$762	$782	$751	(3)	1
Pre-tax operating margin(4):
Pre-tax operating margin, GAAP basis	24.8%	29.0%	24.0%
Net effect of non-operating adjustments	5.3	2.7	6.5
Pre-tax operating margin, operating basis	30.1%	31.7%	30.5%

Income Tax Expense:
Income tax expense, GAAP basis	$59	$163	$117
Tax-equivalent adjustments	95	72	66
Out-of-period benefit to adjust deferred taxes	71	—	—
Net tax effect of non-operating adjustments	15	1	37
Net tax effect of audit settlements associated with a 2010 acquisition	—	—	7
Income tax expense, operating basis	$240	$236	$227

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$545	$531	$468	3	16
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	(31)	6	53
Net income available to common shareholders, operating basis	$514	$537	$521	(4)	(1)

(4) Pre-tax operating margin for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2013	September 30, 2013	December 31, 2012	Q4 2013 vs. Q3 2013		Q4 2013 vs. Q4 2012
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$1.22	$1.17	$1.00	4%		22%
Severance costs associated with reorganization of certain non-U.S. operations	.02	—	—
Provisions for litigation exposure and other costs	.06	.01	.02
Acquisition costs	.03	.03	.03
Restructuring charges, net	.01	.02	.21
Effect on income tax rate of non-operating adjustments	.01	—	.02
Discount accretion related to former conduit securities	(.04)	(.04)	(.07)
Out-of-period benefit to adjust deferred taxes	(.16)	—	—
Net tax effect of audit settlements associated with 2010 acquisition	—	—	(.10)
Diluted earnings per common share, operating basis	$1.15	$1.19	$1.11	(3)		4

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.9%	10.8%	9.3%	10	bps	160	bps
Severance costs associated with reorganization of certain non-U.S. operations	.1	—	—
Provisions for litigation exposure and other costs	.6	.1	.1
Acquisition costs	.3	.3	.3
Restructuring charges, net	.1	.2	2.0
Effect on income tax rate of non-operating adjustments	.1	—	.1
Discount accretion related to former conduit securities	(.4)	(.4)	(.6)
Out-of-period benefit to adjust deferred taxes	(1.4)	—	—
Net tax effect of audit settlements associated with 2010 acquisition	—	—	(0.9)
Return on average common equity, operating basis	10.3%	11.0%	10.3%	(70)		—

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2013	December 31, 2012	2013 vs. 2012
Total Revenue:
Total revenue, GAAP basis	$9,884	$9,649	2.4%
Adjustment to net interest revenue (see below)	142	124
Adjustment to processing fees and other revenue (see below)	158	126
Loss on sale of Greek investment securities (see below)	—	46
Adjustment to net interest revenue (see below)	(137)	(215)
Total revenue, operating basis(1)	$10,047	$9,730	3.26

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$245	$266	(8)
Tax-equivalent adjustment associated with tax-advantaged investments	158	126
Total processing fees and other revenue, operating basis	$403	$392	3

Fee Revenue:
Total fee revenue, GAAP basis	$7,590	$7,088	7
Tax-equivalent adjustment associated with tax-advantaged investments	158	126
Total fee revenue, operating basis	$7,748	$7,214	7

Net Interest Revenue:
Net interest revenue, GAAP basis	$2,303	$2,538	(9)
Tax-equivalent adjustment associated with tax-exempt investment securities	142	124
Discount accretion related to former conduit securities	(137)	(215)
Net interest revenue, operating basis	$2,308	$2,447	(6)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis(2)	1.37%	1.59%	(22)	bps
Effect of discount accretion	(0.07)	(0.13)
Net interest margin, operating basis	1.30%	1.46%	(16)

Gains (Losses) Related to Investment Securities, net:
Gains (losses) related to investment securities, net, GAAP basis	$(9)	$23
Loss on sale of Greek investment securities	—	46
Gains (losses) related to investment securities, net, operating basis	$(9)	$69

Expenses:
Total expenses, GAAP basis	$7,192	$6,886	4.4%
Severance costs associated with reorganization of certain non-U.S. operations	(11)	—
Benefit related to claims associated with Lehman bankruptcy	—	362
Provisions for litigation exposure and other costs	(65)	(93)
Special one-time additional charitable contribution	—	(25)
Acquisition costs	(76)	(66)
Restructuring charges, net	(28)	(199)
Indemnification benefit for the assumption of an income tax liability related to 2010 acquisition	—	40
Total expenses, operating basis(1)	$7,012	$6,905	1.55

(1) For the year ended December 31, 2013 and December 31, 2012, positive operating leverage in the year-over-year comparison was approximately 171 basis points, based on an increase in total operating-basis revenue of 3.26% and an increase in total operating-basis expenses of 1.55%.
(2) For the year ended December 31, 2013 and December 31, 2012, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $2,445 million and $2,662 million, respectively (GAAP-basis net interest revenue of $2,303 million and $2,538 million plus tax-equivalent adjustments of $142 million and $124 million, respectively), as a percentage of average total interest-earning assets for the periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2013	December 31, 2012	2013 vs. 2012
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$3,800	$3,837	(1)%
Severance costs associated with reorganization of certain non-U.S. operations	(11)	—
Total compensation and employee benefits expenses, operating basis	$3,789	$3,837	(1)

Other Expenses:
Total other expenses, GAAP basis	$1,153	$1,170	(1)
Provisions for litigation exposure and other costs	(65)	(93)
Special one-time additional charitable donation	—	(25)
Total other expenses, operating basis	$1,088	$1,052	3

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$2,686	$2,766	(3)
Net pre-tax effect of non-operating adjustments to revenue and expenses	343	62
Income before income tax expense, operating basis	$3,029	$2,828	7
Pre-tax operating margin(3):
Pre-tax operating margin, GAAP basis	27.2%	28.7%
Net effect of non-operating adjustments	2.9	0.4
Pre-tax operating margin, operating basis	30.1%	29.1%

Income Tax Expense:
Income tax expense, GAAP basis	$550	$705
Tax-equivalent adjustment not included in reported results	300	250
Out-of-period benefit to adjust deferred taxes	71	—
Net tax effect of non-operating adjustments	9	(74)
Net tax effect of audit settlements associated with a 2010 acquisition	—	7
Income tax expense, operating basis	$930	$888

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$2,102	$2,019	4
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, net gains (losses) related to investment securities, net, expenses and income tax expense	(37)	(121)
Net income available to common shareholders, operating basis	$2,065	$1,898	9

(3) Pre-tax operating margin for the year ended December 31, 2013 and December 31, 2012 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2013	December 31, 2012	2013 vs. 2012
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$4.62	$4.20	10%
Loss on sale of Greek investment securities	—	.06
Severance costs associated with reorganization of certain non-U.S. operations	.02	—
Provisions for litigation exposure and other costs	.09	.12
Special one-time additional charitable donation	—	.04
Acquisition costs	.11	.09
Restructuring charges, net	.04	.27
Benefit related to claims associated with Lehman bankruptcy	—	(.46)
Discount accretion related to former conduit securities	(.18)	(.27)
Out-of-period benefit to adjust deferred taxes	(.16)	—
Net tax effect of audit settlements associated with a 2010 acquisition	—	(0.10)
Diluted earnings per common share, operating basis	$4.54	$3.95	15

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.5%	10.3%	20	bps
Loss on sale of Greek investment securities	—	.1
Provisions for litigation exposure and other costs	.2	.3
Special one-time additional charitable donation	—	.1
Acquisition costs	.3	.2
Restructuring charges, net	.1	.7
Benefit related to claims associated with Lehman bankruptcy	—	(1.1)
Discount accretion related to former conduit securities	(.4)	(.7)
Out-of-period benefit to adjust deferred taxes	(.4)	—
Net tax effect of audit settlements associated with a 2010 acquisition	—	(0.2)
Return on average common equity, operating basis	10.3%	9.7%	60

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL

     This earnings release addendum presents capital ratios in addition to, or adjusted from, those calculated in conformity with currently applicable regulatory requirements. These include capital ratios based on tangible common equity and tier 1 risk-based common capital, as well as capital ratios adjusted to reflect our estimate of the impact of the proposed Basel III capital requirements. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in this earnings release addendum to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in this earnings release addendum similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios, as applicable, are each calculated in conformity with currently applicable regulatory requirements. The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios are used regularly by bank regulatory authorities to evaluate State Street's capital adequacy. The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides additional context for understanding and assessing State Street's capital adequacy. The tier 1 risk-based common, or tier 1 common, ratio is used by the Federal Reserve in connection with its capital assessment and review programs.

     The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratios as of December 31, 2013, September 30, 2013 and December 31, 2012 are provided in this earnings release addendum.

     The tier 1 common ratio is calculated by dividing (a) tier 1 risk-based capital, which is calculated in conformity with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities, by (b) total risk-weighted assets, which assets are calculated in conformity with currently applicable regulatory requirements. The tier 1 common ratio is not required by GAAP or by currently applicable regulatory capital rules. Management is currently monitoring this ratio, along with the other capital ratios described in this earnings release addendum, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors. Reconciliations with respect to the tier 1 common ratios as of December 31, 2013, September 30, 2013 and December 31, 2012 are provided in this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with currently applicable regulatory requirements.

(Dollars in millions)	December 31, 2013	September 30, 2013	December 31, 2012
RATIOS:
Tier 1 risk-based capital	17.3%	17.3%	19.1%
Total risk-based capital	19.7%	19.8	20.6
Tier 1 leverage	6.9	7.2	7.1

Supporting Calculations:

Tier 1 risk-based capital	$13,895	$13,911	$13,760
Total risk-weighted assets	80,138	80,362	71,912
Tier 1 risk-based capital ratio	17.3%	17.3%	19.1%

Total risk-based capital	$15,787	$15,919	$14,829
Total risk-weighted assets	80,138	80,362	71,912
Total risk-based capital ratio	19.7%	19.8%	20.6%

Tier 1 risk-based capital	$13,895	$13,911	$13,760
Adjusted quarterly average assets	202,801	193,436	192,817
Tier 1 leverage ratio	6.9%	7.2%	7.1%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratios of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		December 31, 2013	September 30, 2013	December 31, 2012
Consolidated Total Assets		$243,291	$217,180	$222,582
Less:
Goodwill		6,036	6,006	5,977
Other intangible assets		2,360	2,396	2,539
Cash balances held at central banks in excess of required reserves		51,034	30,386	41,112
Adjusted assets		183,861	178,392	172,954
Plus deferred tax liabilities		653	677	699
Total tangible assets	A	$184,514	$179,069	$173,653
Consolidated Total Common Shareholders' Equity		$19,887	$19,940	$20,380
Less:
Goodwill		6,036	6,006	5,977
Other intangible assets		2,360	2,396	2,539
Adjusted equity		11,491	11,538	11,864
Plus deferred tax liabilities		653	677	699
Total tangible common equity	B	$12,144	$12,215	$12,563
Tangible common equity ratio	B/A	6.6%	6.8%	7.2%
Tier 1 Risk-based Capital		$13,895	$13,911	$13,760
Less:
Trust preferred securities		950	950	950
Preferred stock		491	490	489
Tier 1 common capital	C	$12,454	$12,471	$12,321
Total Risk-Weighted Assets	D	$80,138	$80,362	$71,912
Tier 1 common ratio	C/D	15.5%	15.5%	17.1%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS

In June 2012, U.S. banking regulators issued three Notices of Proposed Rulemaking, or NPRs. These NPRs proposed to revise the current U.S. regulatory capital framework and incorporate previous changes made by the Basel Committee on Banking Supervision to the Basel capital framework, and also proposed to implement relevant provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and restructure the U.S. capital rules into a harmonized, codified regulatory capital framework. On July 2, 2013, the Federal Reserve issued a rule intended to implement the Basel III framework in the U.S. The final rule consolidates, with revisions, the three NPRs originally issued by the Federal Reserve in June 2012. Provisions of the final rule become effective under a transition timetable which began on January 1, 2014. Under the final rule, State Street will be subject to the lower of its tier 1 common ratio calculated under the Basel III standardized approach, referred to as the standardized approach, and under the Basel III advanced approach, referred to as the advanced approach, in the assessment of its capital adequacy for regulatory purposes. These calculations differ from those done in conformity with the June 2012 NPRs. The following tables reconcile State Street's estimated tier 1 common ratios calculated in conformity with the July 2013 final rule, as State Street currently understands the impact of those requirements(1), to State Street's tier 1 common ratio calculated using currently applicable regulatory requirements under the Basel I rules.

As of December 31, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III Final Rule Standardized Approach (Estimated)(3)	Basel III Final Rule Advanced Approach (Estimated)(3)
Tier 1 risk-based capital	$13,895		$13,176	$13,176
Less:
Trust preferred securities	950		475	475
Preferred stock	491		491	491
Plus:
Other	—		119	119
Tier 1 common capital	12,454	A	12,329	12,329
Total risk-weighted assets	80,138	B	121,587	104,739
Tier 1 common ratio	15.5%	A/B	10.1%	11.8%

As of September 30, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III Final Rule Standardized Approach (Estimated)(4)	Basel III Final Rule Advanced Approach (Estimated)(4)
Tier 1 risk-based capital	$13,911		$13,199	$13,199
Less:
Trust preferred securities	950		475	475
Preferred stock	490		490	490
Plus:
Other	—		56	56
Tier 1 common capital	12,471	C	12,290	12,290
Total risk-weighted assets	80,362	D	120,454	108,954
Tier 1 common ratio	15.5%	C/D	10.2%	11.3%

(1) Estimated Basel III tier 1 common ratios are preliminary, reflect tier 1 common equity calculated under the July 2013 final rule as applicable on its January 1, 2014 effective date, and are based on State Street's present interpretations, expectations and understanding of the final rule as of the respective date of each estimate's first public announcement. Refer to the “Capital” section of the news release with which this addendum is included for important information about the July 2013 final rule, State Street's calculations of its tier 1 common ratios thereunder and factors that could influence State Street's calculations of its tier 1 common ratios. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

(2) The tier 1 common ratio was calculated by dividing (a) tier 1 risk-based capital, calculated in conformity with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital) by (b) total risk-weighted assets, calculated in conformity with currently applicable regulatory requirements.

(3) As of December 31, 2013, for purposes of the calculations done in conformity with the July 2013 final rule, capital and total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the final rule expected to affect capital in 2014. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the final rule, by (b) total risk-weighted assets, calculated in conformity with the final rule.

• Under both the standardized and advanced approaches, tier 1 risk-based capital decreased by $719 million, as a result of applying the estimated effect of the final rule to tier 1 risk-based capital of $13.895 billion as of December 31, 2013.
• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was $12.329 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.176 billion less non-common elements of capital, composed of trust preferred securities of $475 million, preferred stock of $491 million, and other adjustments of $119 million as of December 31, 2013, resulting in tier 1 common capital of $12.329 billion. As of December 31, 2013, there was no qualifying minority interest in subsidiaries.
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $41.449 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.138 billion as of December 31, 2013. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $24.601 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.138 billion as of December 31, 2013.

(4) As of September 30, 2013, for purposes of the calculations done in conformity with the July 2013 final rule, capital and total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the final rule expected to affect capital in 2014. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the final rule, by (b) total risk-weighted assets, calculated in accordance with the final rule.

• Under both the standardized and advanced approaches, tier 1 risk-based capital decreased by $712 million, as a result of applying the estimated effect of the final rule to tier 1 risk-based capital of $13.911 billion as of September 30, 2013.
• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was $12.290 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.199 billion less non-common elements of capital, composed of trust preferred securities of $475 million, preferred stock of $490 million, and other adjustments of $56 million as of September 30, 2013, resulting in tier 1 common capital of $12.290 billion. As of September 30, 2013, there was no qualifying minority interest in subsidiaries.
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.092 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.362 billion as of September 30, 2013. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $28.592 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.362 billion as of September 30, 2013.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS
State Street disclosed its estimated Basel III tier 1 common ratios as of September 30, 2012 based on its understanding of the June 2012 NPRs, and those calculations differ from those done in conformity with the July 2013 final rule. The following table reconciles State Street's estimated tier 1 common ratios calculated in conformity with the June 2012 NPRs, as State Street understood the impact of those proposed requirements(1), to State Street's tier 1 common ratio calculated using currently applicable regulatory requirements under the Basel I rules.

As of December 31, 2012 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III NPRs with Impact of SSFA (Estimated)(3)	Basel III NPRs with SSFA and Run-Off/Reinvestment (Estimated)(4)
Tier 1 risk-based capital	$13,760		$13,252	$13,252
Less:
Trust preferred securities	950		713	713
Preferred stock	489		489	489
Plus:
Other	—		60	60
Tier 1 common capital	12,321	E	12,110	12,110
Total risk-weighted assets	71,907	F	112,484	102,120
Tier 1 common ratio	17.1%	E/F	10.8%	11.9%

(1) The estimated Basel III tier 1 common ratios presented in the table above as of December 31, 2012 were estimates by State Street, calculated pursuant to the advanced approach in conformity with the June 2012 NPRs. The calculations were based on State Street's interpretations, expectations and understanding of the June 2012 NPRs as of the date of the estimates' first public announcement. Refer to the “Capital” section of the news release with which this addendum is included for important information about the June 2012 NPRs, State Street's calculations of its tier 1 common ratios thereunder and factors that could influence State Street's calculations of its tier 1 common ratios. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

(2) The tier 1 common ratio was calculated by dividing (a) tier 1 risk-based capital, calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital) by (b) total risk-weighted assets, calculated in accordance with currently applicable regulatory requirements.

(3) As of December 31, 2012, for purposes of the calculations in done conformity with the June 2012 NPRs, capital and total risk-weighted assets were calculated using State Street’s estimates, based on the provisions of the NPRs expected to affect capital in 2013. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the June 2012 NPRs, by (b) total risk-weighted assets, calculated in accordance with the June 2012 NPRs.

• Tier 1 risk-based capital decreased by $508 million, as a result of applying the estimated effect of the June 2012 NPRs to tier 1 risk-based capital of $13.760 billion as of December 31, 2012.
• Tier 1 common capital used in the calculation of the tier 1 common ratio was $12.110 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.252 billion less non-common elements of capital, composed of trust preferred securities of $713 million, preferred stock of $489 million, and other adjustments of $60 million as of December 31, 2012, resulting in tier 1 common capital of $12.110 billion. As of December 31, 2012, there was no qualifying minority interest in subsidiaries.
• Total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.577 billion as a result of applying the provisions of the June 2012 NPRs, primarily the estimated impact of the Simplified Supervisory Formula Approach, or SSFA, to total risk-weighted assets of $71.907 billion as of December 31, 2012.

(4) As of December 31, 2012, presents ratios calculated in conformity with the June 2012 NPRs, as described in footnote (3), and incorporates the effect of anticipated run-off of investment securities as they mature or pay down and are replaced by subsequent reinvestment into new securities from January 2013 through December 2014. The net impact of run-off and subsequent reinvestment was estimated to reduce estimated total risk-weighted assets by $10.364 billion, from $112.484 billion to $102.120 billion.